United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of Registrant as specified in charter)

40 West 57th Street, 28th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)

Jon M. Burnham

1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 874-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders.

DECEMBER 31, 2015

ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Long/Short Fund

Burnham Fund

For the year ended December 31, 2015, Burnham Fund Class A shares rose 1.52%, outperforming the Standard & Poor’s 500 Index (S&P 500), the Fund’s primary benchmark, which was up 1.38%, while the Dow Jones Industrial Average (DJIA) was down 2.23% but modestly underperforming the Morningstar Large Cap Growth Category, which rose 3.06% (all with dividends reinvested). Both the S&P 500 and DJIA are unmanaged indexes.

After rising 6.88% in the first half of the year, the Burnham Fund retraced some of that return in the volatility that marked second half of the year. The S&P 500 recorded its worst performance since 2008, which was the apex of the financial crisis.

The correction that took place in the second half of the year, and continues as we move into 2016, is attributable to several factors, all correlated, in our opinion, with the rising dollar, the fallout of the deflated oil price bubble and commodities in general, and declining rates of growth in China.

The dollar has been on the rise for several years as currency markets anticipated rising interest rates in the US, and factored its relatively stable economy as having lower risk than those of other nations and their central banks. This forces the price of oil lower, as the commodity is priced in dollars (making oil and products cheaper in the US and more expensive under other currencies.) On a fundamental basis, oil supply and demand is out of synch. Production is expected to remain flat for the next year at approximately 95 million barrels per day (b/d), with a consumption gap of 2 to 5 million b/d of ‘inventory build’ per the Energy Information Administration (EIA.) The oversupply is caused by record production levels in non OPEC countries including the United States, combined with OPEC’s maintaining or increasing production to maintain revenue in a time of low prices. Per the Joint Comprehensive Plan of Action (‘‘Iran deal’’), Iran will return to the oil markets with an estimated 3 million b/d. Conversely, energy consumption is declining due to weaker economic growth rates in China, global agreements to reduce greenhouse gases, and warm weather patterns. The EIA does not expect petroleum to come to balance until 2017, as inventory builds potentially work their way down. The decline in the price of oil has caused deleveraging of other assets, as sovereign funds and commodity based economies have looked to equities as a source of funds.

Looking back to the US — companies in the oil and natural gas sectors and related industries have been harmed by the changing economics, and the rising dollar has affected the manufacturing sector as our products become less competitive in overseas markets. GDP rose 2% in the third quarter, but slowed to 0.7% (advanced estimate) in the fourth quarter reflecting the slowdown in exports. The price of gasoline dipped to a national average of $1.92 at the end of 2015. This decline is positive for the pocketbooks of consumers, but the impact in buying power may be muted by stagnation of wage growth and the rising trend in the personal savings rate.

At the end of the year, the Burnham Fund’s top industry allocations were Information Technology, Consumer Discretionary, Healthcare, Financial Services, Consumer Staples and Energy. Financial Services were slightly underweighted against our benchmark, the S&P 500, by 1.9%, and in energy we reduced holdings further, and were overweighted by 3%. Our top performing positions were Amazon.com Inc., Regeneron Pharmaceuticals, Inc., Starbucks Corp., Alphabet Inc. and Home Depot, Inc. Positions that detracted from performance were Chipotle Mexican Grill, Inc., The Williams Companies, Inc., Energy Transfer Equity LP, The Hain Celestial Group, Inc. and Apple, Inc.

As of this writing, Standard & Poor’s reports that 73% of companies beat consensus earnings estimates. Continuing a trend, results indicate that earnings ‘beats’ tend to stem from margin improvement, fewer shares outstanding (from repurchases) and less so from revenue growth. The bright spots in the reports are Healthcare, Consumer Discretionary, Telecommunication and Utilities. The price/earnings ratio is 20 times trailing earnings, and 16 times 2016 earnings.

There has been p/e multiple contractions since year end. The S&P 500 yields approximately 2.3%.

We see 2015 as a year of transition in the US. Geopolitical unrest due to the collapse in the price of oil, instability in the Middle East, and the proliferation of radical regimes continue to be of concern. Europe is experiencing some of the same economic issues facing the US regarding exports; and overall growth is modest, but may improve as individual country deficits as a percent of GDP are expected to decline. On our shores, the US electorate grapples with extremism and nativism on the right, and the trend toward liberalism on the left. There will be much debate and uncertainty as to the direction of tax policy, economic policy and the role of government until the election is behind us and we understand the mandate for the next administration. However, trends that we believe will remain in place regardless of Washington’s direction are: the continued healing of the financial, housing, and consumer sector; the rising rate of health care utilization due to the Affordable Care Act and the aging US population; the continued growth of IT spending in retail and corporate use. We believe that the energy markets will stabilize in 2017, and well-financed companies in this sector that have been unduly punished in this downward cycle will recover as they did in 2008 (many companies are reorganizing, rather than cutting dividends). We anticipate a slowdown, but not a recession; therefore we believe it is likely that the Fed will raise rates again during the next year. The Burnham Fund remains focused on companies with sustainable earnings growth, with strong corporate balance sheets and management teams that have shown their ability to assess global and company centric risks going forward. We emphasize the equities of companies doing business predominantly in the US that seek above average growth at reasonable valuations, and we are implementing trading strategies seeking to maximize returns and minimize risk. We seek an overall portfolio yield within range of the index.

Jon Burnham

Portfolio Manager

* Portfolio composition is subject to change.

2	BURNHAM FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Information Technology	29.78%
Consumer Discretionary	19.96%
Health Care	16.94%
Financial Services	12.98%
Consumer Staples	8.19%
Energy	6.19%
Telecommunications Services	1.90%
Industrials	0.77%
96.71%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Apple, Inc.	14.26%
Amazon.com, Inc.	5.30%
Regeneron Pharmaceuticals, Inc.	5.29%
Chipotle Mexican Grill, Inc.	4.72%
Home Depot, Inc.	4.34%
Costco Wholesale Corp.	3.98%
Alphabet, Inc., Class A	3.19%
Alphabet, Inc., Class C	3.12%
Everest Re Group	3.01%
UnitedHealth Group, Inc.	2.90%
50.11%

TOTAL RETURN† (For the year ended December 31, 2015)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	S&P
Average	charge	charge	500
Annual Returns	or CDSC	or CDSC	Index

Class A
One year	1.52%	-3.56%	1.38%
Three years	10.89%	9.00%	15.13%
Five years	10.10%	8.98%	12.57%
Ten years	7.16%	6.62%	7.31%

Class C
One year	0.77%	-0.15%	1.38%
Three years	10.06%	10.06%	15.13%
Five years	9.28%	9.28%	12.57%
Ten years	6.38%	6.38%	7.31%

	with no	with max.
	sales	sales	S&P
Cumulative	charge	charge	500
Total Returns	or CDSC	or CDSC	Index

Class A
One year	1.52%	-3.56%	1.38%
Three years	36.35%	29.51%	52.59%
Five years	61.77%	53.69%	80.75%
Ten years	99.76%	89.77%	102.42%

Class C
One year	0.77%	-0.15%	1.38%
Three years	33.31%	33.31%	52.59%
Five years	55.86%	55.86%	80.75%
Ten years	85.55%	85.55%	102.42%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND	3

Burnham Financial Services Fund

For the year ended December 31, 2015, the Burnham Financial Services Fund Class A shares returned 20.43% compared to its benchmark, the Nasdaq Bank Index, which gained 8.84% for the year.

This year was a great example of how our thematic and bottoms up investment approaches intersect. Some of our thematic views, a few of which we outlined in our commentary at the end of last year, were valuable in steering us in many of the right directions. Some of the themes we discussed last year included M&A, credit related concerns in energy, and the evolution and development of the southeast banking markets.

M&A continues to play an important role in the construction of our portfolio. We view franchise value as a key element of our investment process. It is often undervalued by the market, but we believe it represents the foundation for future earnings growth. Examples of this can include high-quality deposit franchises, overcapitalized institutions, niche businesses that are difficult to replicate, and market presence. Not only do these factors provide many drivers of earnings growth and potential for acquisition premiums, but they help to establish downside support as well. In 2015, we had seven long positions that were acquired, with four of the acquisitions occurring in the fourth quarter. In nine other acquisitions we owned the buyer. In those deals, the banks we owned had proven M&A track records, and we believed they would be successful executing attractive and accretive acquisitions. On the other hand, we were short the buyer in three acquisitions because of our belief that they would overpay for an acquisition, which proved accurate. Within the industry as a whole, roughly 5% of banks were acquired in 2015, and we believe we will see the same pace of deal activity or greater over the course of the next couple of years.

Another theme that we had discussed was our bias toward the southeast and in particular the Carolinas. We did in fact see strong economic data from the region throughout the year and continued consolidation as we had expected. We continue to believe that this geography will be a source of outperformance in 2016.

We also highlighted our view that the market was inappropriately identifying the risks of lower oil prices for longer last year and this proved accurate as hedges continued to roll off throughout the year, and banks only slowly began identifying the exposures they had to low oil prices. We don’t believe this process is over yet either, as banks still are not carrying adequate reserves across the sector and hedges have continued to roll off, particularly in the first quarter of 2016. The primary difference today is that many of the stock prices more adequately reflect some of the additional challenges that lie ahead, making the risk/reward not nearly as attractive as it was last year. We don’t normally highlight the names we did not own, but in this case we believe it is appropriate to highlight our avoidance of banks with energy exposure given the dramatic underperformance relative to the rest of the sector.

To quantify all of these points, the KBW small and mid-cap coverage universe was up 10.1% for the year, the southern region outperformed the average, up 11.9%, inclusive of a few regions that had energy exposure and including Puerto Rico, which was also a significant underperformer. The covered names in North Carolina were up over 24% and the covered names in South Carolina were up over 30%. Texas banks on the other hand were down over 7% for the year. Within those states there was still some significant deviation in performance, so fundamental stock picking was critical.

Our largest contributors for the year included Yadkin Financial which executed successfully on both their organic and acquisition related growth strategies to become the largest non-money center bank in North Carolina and BNC Bancorp while our largest detractors included Performant Financial Corp as a result in delays of key government contracts and New Residential Investment Corp.

We are asked constantly about what our view on interest rates is and how we expect rates to impact our portfolio. It is important to note that we are not looking to take a large interest rate bet. Although we do believe that there may be room for more interest rate hikes, we also recognize the fragility of the global markets. This is partially the result of the lack of depth in the market, with the big banks unable to commit the same amount of capital they have committed in the past in times of stress. Our portfolio positioning does not always reflect our macro views, because of the importance in our investment process of understanding market expectations to help determine risk relative to reward for each individual investment opportunity. Regardless of the direction taken by the Federal Reserve in 2016, we believe that the underlying fundamentals of our portfolio companies are poised to improve either from improving margins as a result of rising rates or because of higher credit spreads and properly managed balance sheets with the capital and liquidity needed to take advantage of market dislocations. Although credit and underwriting analysis have been less important in recent years, we believe we are entering an environment where that discipline will be significantly rewarded (and the lack of it will be more significantly punished). We will continue to remain vigilant on near term factors that drive the portfolio, including sentiment and money flows, but we also remain focused on the direction of earnings, changes in franchise value and stability of balance sheets to guide us toward maximizing our risk/reward over time.

We look forward to 2016 and the opportunity that we believe will present itself during the year.

Anton Schutz

Portfolio Manager

* Portfolio composition is subject to change.

4	BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries - Common Stock	assets
Banks — Regional	70.20%
Thrifts & Mortgage Finance	9.72%
Asset Management & Custody Banks	2.72%
Investment Banking & Brokerage	2.56%
Consumer Finance	1.69%
Other Diversified Financial Services	1.42%
Real Estate Investment Trust	1.21%
Trading Companies & Distributors	1.12%
Life & Health Insurance	0.52%
Unregistered Investment Company	0.11%
91.27%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Yadkin Financial Corp.	6.05%
BNC Bancorp	4.91%
NewBridge Bancorp	3.26%
Opus Bank	2.98%
Atlantic Capital Bancshares, Inc.	2.88%
Triumph Bancorp, Inc.	2.71%
Anchor BanCorp Wisconsin, Inc.	2.39%
C1 Financial, Inc.	2.36%
New York Community Bancorp, Inc.	2.27%
First Foundation, Inc.	2.27%
32.08%

TOTAL RETURN† (For the year ended December 31, 2015)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	Nasdaq
Average	charge	charge	Bank
Annual Returns	or CDSC	or CDSC	Index

Class A
One year	20.43%	14.39%	8.84%
Three years	21.94%	19.87%	15.06%
Five years	14.93%	13.75%	9.08%
Ten years	14.93%	7.09%	-0.76%

Class C
One year	19.55%	18.55%	8.84%
Three years	21.04%	21.04%	15.06%
Five years	14.06%	14.06%	9.08%
Ten years	6.84%	6.84%	-0.76%

	with no	with max.
	sales	sales	Nasdaq
Cumulative	Charge	charge	Bank
Total Returns	or CDSC	or CDSC	Index

Class A
One year	20.43%	14.39%	8.84%
Three years	81.30%	72.24%	61.80%
Five years	100.50%	90.43%	71.84%
Ten years	108.77%	98.36%	17.36%

Class C
One year	19.55%	18.55%	8.84%
Three years	77.33%	77.33%	61.80%
Five years	93.06%	93.06%	71.84%
Ten years	93.78%	93.78%	17.36%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL SERVICES FUND	5

Burnham Financial Long/Short Fund

For the year ended December 31, 2015, the Burnham Financial Long/Short Fund Class A shares returned 15.10% compared to its benchmark, the KBW Bank Index, which gained 0.50% for the year.

This year was a great example of how our thematic and bottoms up investment approaches intersect. Some of our thematic views, a few of which we outlined in our commentary at the end of last year, were valuable in steering us in many of the right directions. Some of the themes we discussed last year included M&A, credit related concerns in energy, and the evolution and development of the southeast banking markets.

M&A continues to play an important role in the construction of our portfolio. We view franchise value as a key element of our investment process. It is often undervalued by the market, but we believe it represents the foundation for future earnings growth. Examples of this can include high-quality deposit franchises, overcapitalized institutions, niche businesses that are difficult to replicate, and market presence. Not only do these factors provide many drivers of earnings growth and potential for acquisition premiums, but they help to establish downside support as well. In 2015, we had seven long positions that were acquired, with four of the acquisitions occurring in the fourth quarter. In nine other acquisitions we owned the buyer. In those deals, the banks we owned had proven M&A track records, and we believed they would be successful executing attractive and accretive acquisitions. On the other hand, we were short the buyer in three acquisitions because of our belief that they would overpay for an acquisition, which proved accurate. Within the industry as a whole, roughly 5% of banks were acquired in 2015, and we believe we will see the same pace of deal activity or greater over the course of the next couple of years.

We also highlighted our view that the market was inappropriately identifying the risks of lower oil prices for longer last year and this proved accurate as hedges continued to roll off throughout the year, and banks only slowly began identifying the exposures they had to low oil prices. We don’t believe this process is over yet either, as banks still are not carrying adequate reserves across the sector and hedges have continued to roll off, particularly in the first quarter of 2016. The primary difference today is that many of the stock prices more adequately reflect some of the additional challenges that lie ahead, making the risk/reward not nearly as attractive as it was last year.

Another theme that we had discussed was our bias toward the southeast and in particular the Carolinas. We did in fact see strong economic data from the region throughout the year and continued consolidation as we had expected. We continue to believe that this geography will be a source of outperformance in 2016.

To quantify all of these points, the KBW small and mid-cap coverage universe was up 10.1% for the year, the southern region outperformed the average, up 11.9%, inclusive of a few regions that had energy exposure and including Puerto Rico, which was also a significant underperformer. The covered names in North Carolina were up over 24% and the covered names in South Carolina were up over 30%. Texas banks on the other hand were down over 7% for the year. Within those states there was still some significant deviation in performance, so fundamental stock picking was critical.

Our largest contributors for the year included Yadkin Financial which executed successfully on both its organic and acquisition related growth strategies to become the largest non-money center bank in North Carolina, NewBridge Bancorp which was acquired by Yadkin, and C1 Bank which was acquired by Bank of the Ozarks less than one year after C1’s IPO. Our largest detractors for the year were Nationstar Mortgage Holdings and New Residential Investment Corp.

We are asked constantly about what our view on interest rates is and how we expect rates to impact our portfolio. It is important to note that we are not looking to take a large interest rate bet. Although we do believe that there may be room for more interest rate hikes, we also recognize the fragility of the global markets. This is partially the result of the lack of depth in the market, with the big banks unable to commit the same amount of capital they have committed in the past in times of stress. Our portfolio positioning does not always reflect our macro views, because of the importance in our investment process of understanding market expectations to help determine risk relative to reward for each individual investment opportunity. Regardless of the direction taken by the Federal Reserve in 2016, we believe that the underlying fundamentals of our portfolio companies are poised to improve either from improving margins as a result of rising rates or because of higher credit spreads and properly managed balance sheets with the capital and liquidity needed to take advantage of market dislocations. Although credit and underwriting analysis have been less important in recent years, we believe we are entering an environment where that discipline will be significantly rewarded (and the lack of it will be more significantly punished). We will continue to remain vigilant on near term factors that drive the portfolio, including sentiment and money flows, but we also remain focused on the direction of earnings, changes in franchise value and stability of balance sheets to guide us toward maximizing our risk/reward over time.

We look forward to 2016 and the opportunity that we believe will present itself during the year.

Anton Schutz

Portfolio Manager

* Portfolio composition is subject to change.

6	BURNHAM FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	95.94%
Short Positions	(12.83)%
Cash and Other Assets, Less Liabilities	16.89%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	53.52%	-5.05%	48.47%
Thrifts & Mortgage Finance	9.36%	-1.23%	8.13%
Investment Banking & Brokerage	7.50%	-0.22%	7.28%
Consumer Finance	7.23%	-0.04%	7.19%
Data Processing & Outsourced Services	3.68%	-0.03%	3.65%
Other Diversified Financial Services	3.25%	-0.01%	3.24%
Asset Management & Custody Banks	3.13%	-1.09%	2.04%
Diversified Banks	2.24%	-0.60%	1.64%
Life & Health Insurance	1.24%	0.00%	1.24%
Multi-line Insurance	2.26%	-1.09%	1.17%
	93.41%	-9.36%	84.05%

Top 10 Common Stock Holdings	% of net
(Net of written options)	assets
Yadkin Financial Corp.	4.20%
Discover Financial Services	4.12%
Astoria Financial Corp.	4.10%
Synchrony Financial	3.07%
Fidelity National Information Services, Inc.	2.75%
Citizens Financial Group, Inc.	2.71%
BNC Bancorp	2.52%
Atlantic Capital Bancshares, Inc.	2.48%
NewBridge Bancorp	2.43%
Cowen Group, Inc.	2.36%
30.74%

TOTAL RETURN† (For the year ended December 31, 2015)

Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500
Annual Returns	or CDSC	or CDSC	Index	Index

Class A
One year	15.10%	9.32%	0.50%	1.38%
Three years	16.87%	14.88%	12.53%	15.13%
Five years	11.10%	9.96%	6.96%	12.57%
Ten years	9.33%	8.77%	-3.45%	7.31%

Class C
One year	14.21%	13.21%	0.50%	1.38%
Three years	16.03%	16.03%	12.53%	15.13%
Five years	10.32%	10.32%	6.96%	12.57%
Ten years	8.57%	8.57%	-3.45%	7.31%

Class I
Since inception (08/20/15)	5.03%	5.03%	1.19%	-2.19%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500
Total Returns	or CDSC	or CDSC	Index	Index

Class A
One year	15.10%	9.32%	0.50%	1.38%
Three years	59.62%	51.63%	51.36%	15.13%
Five years	69.28%	60.79%	54.67%	12.57%
Ten years	144.03%	131.75%	-9.90%	7.31%

Class C
One year	14.21%	13.21%	0.50%	1.38%
Three years	56.19%	56.19%	51.36%	15.13%
Five years	63.38%	63.38%	54.67%	12.57%
Ten years	127.52%	127.52%	-9.90%	7.31%

Class I
Since inception (08/20/15)	5.03%	5.03%	1.19%	-2.19%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL LONG/SHORT FUND	7

Burnham Fund

Portfolio Holdings As of December 31, 2015

	Number of
	Shares	Value
Common Stocks 96.71%
(percentage of net assets)
CONSUMER DISCRETIONARY 19.96%
Apparel, Accessories & Luxury 1.99%
• Under Armour, Inc.	30,000	$2,418,300

Cable & Satellite 0.93%
Comcast Corp.	20,000	1,128,600

Consumer Electronics 0.45%
Microsoft Corp.	10,000	554,800

Home Improvement Retail 4.34%
Home Depot, Inc.	40,000	5,290,000

Internet Retail 5.55%
• Amazon.com, Inc.	10,000	6,758,900

Restaurants 6.70%
• Chipotle Mexican Grill, Inc.[a]	12,000	5,758,200
Starbucks Corp.	40,000	2,401,200
		8,159,400
Total Consumer Discretionary (Cost: $8,870,785)		24,310,000

CONSUMER STAPLES 8.19%
Distillers & Vintners 0.81%
Brown-Forman Corp. Class B	10,000	992,800

Drug Retail 2.41%
CVS Health Corp.	30,000	2,933,100

Hypermarkets & Super Centers 3.98%
Costco Wholesale Corp.	30,000	4,845,000

Packaged Food & Meats 0.99%
• The Hain Celestial Group, Inc.	30,000	1,211,700
Total Consumer Staples (Cost: $5,697,104)		9,982,600

ENERGY 6.19%
Oil & Gas — Refining & Marketing 1.47%
Calumet Specialty Products Partners LP	90,000	1,791,900

Oil & Gas — Storage & Transportation 4.72%
Energy Transfer Equity LP	100,000	1,374,000
MPLX LP	32,700	1,286,091
The Williams Companies, Inc.	120,000	3,084,000
		5,744,091
Total Energy (Cost: $5,049,149)		7,535,991

FINANCIAL SERVICES 12.98%
Diversified Banks 6.47%
Bank of America Corp.	150,000	2,524,500
JPMorgan Chase & Co.	40,000	2,641,200
Wells Fargo & Co.	50,000	2,718,000
		7,883,700
Life & Health Insurance 0.79%
MetLife, Inc.	20,000	964,200

Multi-Sector Holdings 2.71%
• Berkshire Hathaway, Inc., Class B	25,000	3,301,000

Property & Casualty Insurance 3.01%
Everest Re Group, Ltd.	20,000	3,661,800
Total Financial Services (Cost: $12,116,562)		15,810,700

HEALTH CARE 16.94%
Biotechnology 8.09%
Amgen, Inc.	10,000	1,623,300
Gilead Sciences, Inc.	17,000	1,720,230
• Regeneron Pharmaceuticals, Inc.[a]	12,000	6,514,440
		9,857,970
Health Care Equipment 2.19%
• Edwards Lifesciences Corp.	24,000	1,895,520
Medtronic PLC	10,000	769,200
		2,664,720
Health Care Services 2.87%
• Express Scripts Holding Co.	40,000	3,496,400

Managed Health Care 3.79%
Aetna, Inc.	10,000	1,081,200
UnitedHealth Group, Inc.	30,000	3,529,200
		4,610,400
Total Health Care (Cost: $11,937,893)		20,629,490

INDUSTRIALS 0.77%

Industrial Conglomerates 0.77%
General Electric Co.	30,000	934,500
Total Industrials (Cost: $302,986)		934,500

INFORMATION TECHNOLOGY 29.78%

Communications Equipment 2.17%
• Palo Alto Networks, Inc.	15,000	2,642,100

Data Processing & Outsourced Services 2.54%
Visa, Inc.	40,000	3,102,000

Internet Software & Services 10.81%
• Facebook, Inc.	20,000	2,093,200
• Alphabet, Inc., Class A	5,000	3,890,050
• Alphabet, Inc., Class C	5,013	3,804,265
• LinkedIn Corp.	15,000	3,376,200
		13,163,715
Technology Hardware, Storage & Peripherals 14.26%
Apple, Inc.	165,000	17,367,900
Total Information Technology (Cost: $12,130,889)		36,275,715

TELECOMMUNICATIONS SERVICES 1.90%

Integrated Telecommunications Services 1.90%
Verizon Communications, Inc.	50,000	2,311,000
Total Telecommunications Services
(Cost: $1,505,270)		2,311,000
Total Common Stocks (Cost: $57,610,638)		117,789,996

8	BURNHAM FUND	See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of December 31, 2015

	Number of
	Shares	Value
Short-Term Instruments 3.84%
(percentage of net assets)

Money Market Fund 3.84%
Fidelity Treasury Portfolio, Class I, 0.114%	4,671,643	$4,671,643
Total Money Market Fund (Cost: $4,671,643)		4,671,643
Total Short-Term Instruments (Cost: $4,671,643)		4,671,643

Total Investments 100.55%
(Cost: $62,282,281)		$122,461,639

Call option written (0.31)%
(Premiums received: $349,809)		(382,500)

Liabilities, less cash and other assets (0.24)%		(296,638)

Net Assets 100.00%		$121,782,501

	Number of
	Contracts
Call Option Written (0.31)%
(percentage of net assets)

CONSUMER DISCRETIONARY (0.25)%

Internet Retail (0.25)%
Amazon.com, Inc., Calls
@ 530 due Apr 2016	(20)	$(305,900)

Restaurants (0.00)%[b]
Chipotle Mexican Grill, Inc., Calls
@ 500 due Jan 2016	(20)	(4,000)
@ 552.5 due Jan 2016	(20)	—
@ 575 due Jan 2016	(10)	—
@ 585 due Jan 2016	(10)	—
		(4,000)
Total Consumer Discretionary
(Premiums received: $254,872)		(309,900)

HEALTH CARE (0.06)%

Biotechnology (0.06)%
Regeneron Pharmaceuticals, Inc., Calls
@ 570 due May 2016	(20)	(72,600)
Total Health Care (Premiums received: $94,937)		(72,600)
Total Call Option Written
(Premiums received: $349,809)		(382,500)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2015, based on securities owned was $59,855,037.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2015 was $62,955,999 and $(349,397), respectively, and net unrealized appreciation was $62,606,602.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

[b]	Rounds to less than 0.005%.

See Notes to Financial Statements	BURNHAM FUND	9

Burnham Financial Services Fund

Portfolio Holdings As of December 31, 2015

	Number of
	Shares	Value
Common Stocks 91.27%
(percentage of net assets)
BANKS 70.20%
Banks — Regional 70.20%
• Allegiance Bancshares, Inc.	65,720	$1,554,278
Ameris Bancorp	155,715	5,292,753
• Atlantic Capital Bancshares, Inc.	483,276	7,239,475
• Avenue Financial Holdings, Inc.	226,145	3,317,547
Bankwell Financial Group, Inc.	93,790	1,861,732
BNC Bancorp	486,809	12,355,212
Boston Private Financial Holdings, Inc.	400,000	4,536,000
• C1 Financial, Inc.	245,706	5,948,542
Camden National Corp.	80,000	3,527,200
Carolina Financial Corp.	88,845	1,599,210
CoBiz Financial, Inc.	100,000	1,342,000
ConnectOne Bancorp, Inc.	162,500	3,037,125
• Equity Bancshares, Inc., Class A	112,076	2,621,458
Evans Bancorp, Inc.	33,319	849,635
Fidelity Southern Corp.	127,604	2,846,845
First Bancorp	185,950	3,484,703
First Bancshares, Inc.[a]	304,385	5,582,421
First Community Corp.	179,251	2,674,425
First Connecticut Bancorp, Inc.	130,000	2,263,300
• First Foundation, Inc.	242,004	5,708,874
• Franklin Financial Network, Inc.	101,630	3,189,149
Guaranty Bancorp	50,000	827,000
• Hampton Roads Bankshares, Inc.	1,443,797	2,656,587
Hancock Holding Co.	100,000	2,517,000
Heritage Commerce Corp.	24,453	292,458
Heritage Oaks Bancorp	215,170	1,723,512
• HomeTrust Bancshares, Inc.	270,000	5,467,500
• Jacksonville Bancorp, Inc.	98,594	1,846,666
KeyCorp	120,000	1,582,800
Live Oak Bancshares, Inc.	186,190	2,643,898
National Bank Holdings Corp.	101,720	2,173,756
NBT Bancorp, Inc.	27,223	758,977
NewBridge Bancorp	674,758	8,218,552
Old Line Bancshares, Inc.	45,021	791,019
• Old Second Bancorp, Inc.	258,288	2,024,978
Opus Bank	202,910	7,501,583
Park Sterling Corp.	350,000	2,562,000
Renasant Corp.	17,962	618,072
• Republic First Bancorp, Inc.	6,270	27,149
• Seacoast Banking Corporation of Florida	150,000	2,247,000
• Select Bancorp, Inc.	109,445	885,410
Shore Bancshares, Inc.	320,901	3,491,403
• Southern First Bancshares, Inc.	119,682	2,704,813
Southern National Bancorp of Virginia, Inc.	338,760	4,424,206
State Bank Financial Corp.	144,569	3,040,286
• Sun Bancorp, Inc.	42,338	873,856
Synovus Financial Corp.[b]	75,000	2,428,500
Talmer Bancorp, Inc.	115,940	2,099,673
TowneBank	70,000	1,460,900
• Triumph Bancorp, Inc.	413,216	6,818,064
United Community Banks, Inc.	119,156	2,322,350
Univest Corp. of Pennsylvania	45,000	938,700
WashingtonFirst Bankshares, Inc.	96,150	2,176,836
• Xenith Bankshares, Inc.	69,706	519,310
Yadkin Financial Corp.	605,488	15,240,133
		176,736,831
Total Banks (Cost: $142,702,502)		176,736,831

DIVERSIFIED FINANCIALS 9.71%

Asset Management & Custody Banks 2.72%
Manning & Napier, Inc.	198,120	1,682,039
Newtek Business Services Corp.	179,875	2,575,814
Saratoga Investment Corp.	24,210	373,318
Silvercrest Asset Management Group, Inc.	186,328	2,215,440
		6,846,611
Consumer Finance 1.69%
• Synchrony Financial	140,000	4,257,400

Investment Banking & Brokerage 2.56%
• Cowen Group, Inc.	630,020	2,412,977
Houlihan Lokey, Inc.	125,140	3,279,919
• National Holdings Corp.	266,096	750,391
		6,443,287
Other Diversified Financial Services 1.42%
• Performant Financial Corp.	443,138	793,217
Voya Financial, Inc.	75,000	2,768,250
		3,561,467
Real Estate Investment Trust 1.21%
Ares Commercial Real Estate Corp.	115,000	1,315,600
Community Healthcare Trust, Inc.	93,861	1,729,858
		3,045,458
Unregistered Investment Company 0.11%
• Peregrine Holdings LLC 144Aa,c,10,11,14	275,000	288,427
Total Diversified Financials (Cost: $25,919,485)		24,442,650

FINANCIAL SERVICES 0.52%

Life & Health Insurance 0.52%
American Equity Investment Life Holding Co.	55,210	1,326,696
Total Financial Services (Cost: $1,327,226)		1,326,696

INDUSTRIALS 1.12%

Trading Companies & Distributors 1.12%
• CAI International, Inc.	34,180	344,535
TAL International Group, Inc.	156,167	2,483,055
Total Industrials (Cost: $3,039,990)		2,827,590

THRIFTS & MORTGAGE FINANCE 9.72%

Thrifts & Mortgage Finance 9.72%
• Anchor BanCorp Wisconsin, Inc.	138,433	6,024,604
• ASB Bancorp, Inc.	105,823	2,720,709
Astoria Financial Corp.	125,000	1,981,250
• Atlantic Coast Financial Corp.	538,908	3,158,001
New York Community Bancorp, Inc.	350,000	5,712,000
United Financial Bancorp, Inc.	378,025	4,868,962
		24,465,526
Total Thrifts & Mortgage Finance
(Cost: $21,803,741)		24,465,526

Total Common Stocks (Cost: $194,792,944)		229,799,293

10	BURNHAM FINANCIAL SERVICES FUND	See Notes to Financial Statements

Burnham Financial Services Fund

Portfolio Holdings (Continued) As of December 31, 2015

	Number of
	Shares	Value
Warrants 0.78%
(percentage of net assets)

BANKS 0.78%

Banks — Regional 0.78%
•M&T Bank Corp., Expires 12/23/18	40,000	$1,948,800
Total Banks (Cost: $1,281,600)		1,948,800
Total Warrants (Cost: $1,281,600)		1,948,800

Short-Term Instruments 4.37%
(percentage of net assets)

Money Market Fund 4.37%
Fidelity Treasury Portfolio, Class I, 0.114%	11,000,000	11,000,000
Total Money Market Fund (Cost: $11,000,000)		11,000,000
Total Short-Term Instruments (Cost: $11,000,000)		11,000,000

Total Investments 96.42%
(Cost: $207,074,544)		$242,748,093

Call option written (0.02)%
(Premiums received: $68,217)		(47,500)

Cash and other assets, less liabilities 3.60%		9,071,529

Net Assets 100.00%		$251,772,122

	Number of
	Contracts
Call Option Written (0.02)%
(percentage of net assets)

BANKS (0.02)%

Banks — Regional (0.02)%
Synovus Financial Corp., Calls
@ 35 due May 2016	(250)	$(20,000)
@ 36 due May 2016	(500)	(27,500)
Total Banks (Premiums received: $68,217)		(47,500)
Total Call Option Written
(Premiums received: $68,217)		(47,500)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2015, based on securities owned was $207,418,498.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2015 was $40,030,968 and $(4,701,373), respectively, and net unrealized appreciation was $35,329,595.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.

[a]	Affiliated company.

[b]	Securities or partial securities on which call/put options were written.

[c]	Indicates a fair valued security. Total market value for fair valued securities is $288,427, representing 0.11% of net assets.

See Notes to Financial Statements	BURNHAM FINANCIAL SERVICES FUND	11

Burnham Financial Long/Short Fund

Portfolio Holdings As of December 31, 2015

	Number of
	Shares	Value
Common Stocks 95.15%
(percentage of net assets)
BANKS 55.15%
Banks — Regional 52.97%
• Allegiance Bancshares, Inc.	65,720	$1,554,278
Ameris Bancorp[a]	200,000	6,798,000
• Atlantic Capital Bancshares, Inc.	638,707	9,567,831
BNC Bancorp	382,911	9,718,281
Boston Private Financial Holdings, Inc.	650,000	7,371,000
• C1 Financial, Inc.	300,000	7,263,000
Citizens Financial Group, Inc.	400,000	10,476,000
ConnectOne Bancorp, Inc.[a]	200,000	3,738,000
Fidelity Southern Corp.	203,800	4,546,778
Fifth Third Bancorp[b]	100,000	2,010,000
• First Foundation, Inc.	245,724	5,796,629
First Horizon National Corp.[b]	250,000	3,630,000
• Franklin Financial Network, Inc.	124,700	3,913,086
Hancock Holding Co.	200,000	5,034,000
Heritage Oaks Bancorp	905,636	7,254,144
Home BancShares, Inc.[a]	101,500	4,112,780
• HomeTrust Bancshares, Inc.[a]	268,029	5,427,587
IBERIABANK Corp.	100,000	5,507,000
KeyCorp	300,000	3,957,000
Live Oak Bancshares, Inc.	186,190	2,643,898
National Bank Holdings Corp.	302,580	6,466,135
NBT Bancorp, Inc.[a]	54,447	1,517,982
NewBridge Bancorp	769,513	9,372,668
Opus Bank	245,630	9,080,941
Park Sterling Corp.	417,424	3,055,544
Prosperity Bancshares, Inc.	150,000	7,179,000
Regions Financial Corp.[a]	200,000	1,920,000
Renasant Corp.[a]	100,000	3,441,000
• Seacoast Banking Corporation of Florida	150,000	2,247,000
South State Corp.[a]	75,000	5,396,250
State Bank Financial Corp.	208,049	4,375,270
• Sun Bancorp, Inc.	101,200	2,088,768
Synovus Financial Corp.[a,b]	200,000	6,476,000
Talmer Bancorp, Inc.	100,000	1,811,000
• Triumph Bancorp, Inc	350,123	5,777,030
United Community Banks, Inc.	87,930	1,713,756
Webster Financial Corp.[b]	100,000	3,719,000
Wintrust Financial Corp.	50,000	2,426,000
Yadkin Financial Corp.[a]	645,392	16,244,517
		204,627,153
Diversified Banks 2.18%
Bank of America Corp.[a,b]	500,600	8,425,098
Total Banks (Cost: $186,386,599)		213,052,251

DIVERSIFIED FINANCIALS 24.48%

Asset Management & Custody Banks 3.09%
•American Capital, Ltd.[b]	250,000	3,447,500
Manning & Napier, Inc.	304,417	2,584,500
Newtek Business Services Corp.	179,875	2,575,814
Silvercrest Asset Management Group, Inc.	278,592	3,312,459
		11,920,273

Consumer Finance 7.23%
Discover Financial Services[b]	300,000	16,086,000
• Synchrony Financial	390,000	11,859,900
		27,945,900
Investment Banking & Brokerage 7.49%
• Cowen Group, Inc.	2,380,873	9,118,743
• E*TRADE Financial Corp.[b]	200,000	5,928,000
Houlihan Lokey, Inc.	125,565	3,291,059
Morgan Stanley[b]	200,000	6,362,000
• Stifel Financial Corp.[b]	100,000	4,236,000
		28,935,802
Multi-line Insurance 2.25%
Hartford Financial Services Group, Inc.[a,b]	200,000	8,692,000

Other Diversified Financial Services 3.25%
Citigroup, Inc.[b]	100,000	5,175,000
Voya Financial, Inc.[b]	200,000	7,382,000
		12,557,000
Real Estate Investment Trust 1.17%
Ares Commercial Real Estate Corp.	190,000	2,173,600
Community Healthcare Trust, Inc.	126,877	2,338,343
		4,511,943
Total Diversified Financials (Cost: $97,664,144)		94,562,918

FINANCIAL SERVICES 2.26%

Life & Health Insurance 1.24%
American Equity Investment Life
Holding Co.[a]	200,000	4,806,000

Property & Casualty Insurance 1.02%
XL Group PLC	100,000	3,918,000
Total Financial Services (Cost: $8,555,731)		8,724,000

INDUSTRIALS 0.22%

Trading Companies & Distributors 0.22%
• CAI International, Inc.	84,970	856,498
Total Industrials (Cost: $945,528)		856,498

INFORMATION TECHNOLOGY 3.68%

Data Processing & Outsourced Services 3.68%
Fidelity National Information Services, Inc.[a]	175,000	10,605,000
• PayPal Holdings, Inc.[b]	100,000	3,620,000
		14,225,000
Total Information Technology (Cost: $14,425,987)		14,225,000

THRIFTS & MORTGAGE FINANCE 9.36%

Thrifts & Mortgage Finance 9.36%
• Anchor BanCorp Wisconsin, Inc.	107,823	4,692,457
Astoria Financial Corp.[a]	1,000,000	15,850,000
New York Community Bancorp, Inc.	500,000	8,160,000
TFS Financial Corp.	65,050	1,224,892
United Financial Bancorp, Inc.	483,198	6,223,590
		36,150,939
Total Thrifts & Mortgage Finance
(Cost: $35,707,540)		36,150,939
Total Common Stocks (Cost: $343,685,529)		367,571,606

12	BURNHAM FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2015

	Number of
	Shares	Value
Warrants 0.50%
(percentage of net assets)
BANKS 0.50%
Banks — Regional 0.50%
• M&T Bank Corp., Expires 12/23/18	40,000	$1,948,800
Total Banks (Cost: $1,281,600)		1,948,800
Total Warrants (Cost: $1,281,600)		1,948,800

	Number of
	Contracts
Put Option Long 0.29%
(percentage of net assets)

BANKS 0.11%

Banks — Regional 0.05%
BB&T Corp., Puts
@ 36 due Jan 2016	750	12,000
@ 37 due Jan 2016	750	26,250
@ 38 due Jan 2016	750	54,000
Huntington Bancshares, Inc., Puts
@ 11 due Jan 2016	1,500	24,000
PNC Bank Corp., Puts
@ 90 due Jan 2016	375	16,500
@ 92.5 due Jan 2016	375	25,500
Zions Bancorp, Puts
@ 27 due Jan 2016	750	30,000
		188,250
Diversified Banks 0.06%
JPMorgan Chase & Co, Puts
@ 65 due Jan 2016	750	71,250
US Bancorp, Puts
@ 43 due Jan 2016	750	57,000
Wells Fargo & Co., Puts
@ 54 due Jan 2016	750	51,000
@ 54.5 due Jan 2016	750	68,250
		247,500
Total Banks (Cost: $474,663)		435,750

DIVERSIFIED FINANCIALS 0.06%

Asset Management & Custody Banks 0.04%
Bank of NY Mellon Corp., Puts
@ 41 due Jan 2016	750	53,250
Northern Trust Corp., Puts
@ 70 due Jan 2016	750	45,000
State Street Corp., Puts
@ 65 due Jan 2016	1,125	85,500
		183,750
Investment Banking & Brokerage 0.01%
TD Ameritrade Holding Corp., Puts
@ 34.5 due Jan 2016	375	22,500

Multi-line Insurance 0.01%
American International Group, Inc., Puts
@ 60.5 due Jan 2016	750	32,250
Total Diversified Financials (Cost: $238,908)		238,500

EXCHANGE TRADED FUNDS 0.11%
Exchange Traded Funds 0.11%
Financial Select Sector SPDR, Puts
@ 22 due Jan 2016	1,500	3,000
@ 23 due Jan 2016	3,500	28,000
@ 23.5 due Jan 2016	3,750	86,250
@ 24 due Jan 2016	1,500	69,000
iShares Russell 2000, Puts
@ 110 due Jan 2016	750	66,000
@ 112 due Jan 2016	375	57,375
SPDR S&P Regional Banking, Puts
@ 38 due Jan 2016	250	1,250
@ 39 due Jan 2016	250	1,250
@ 40 due Jan 2016	750	12,750
@ 40.5 due Jan 2016	1,500	27,000
@ 41 due Jan 2016	2,000	50,000
@ 41.5 due Jan 2016	750	33,750
		435,625
Total Exchange Traded Funds (Cost: $749,359)		435,625

FINANCIAL SERVICES 0.01%

Property & Casualty Insurance 0.01%
Progressive Corp., Puts
@ 29 due Jan 2016	750	—
@ 31 due Jan 2016	1,500	30,000
		30,000
Total Financial Services (Cost: $82,669)		30,000
Total Put Option Long (Cost: $1,545,599)		1,139,875

	Number of
	Shares
Short-Term Instruments 3.78%
(percentage of net assets)

Money Market Fund 3.78%
Fidelity Treasury Portfolio, Class I, 0.114%	14,587,145	14,587,145
Total Money Market Fund (Cost: $14,587,145)		14,587,145
Total Short-Term Instruments (Cost: $14,587,145)		14,587,145
Total Investments 99.72%
(Cost: $361,099,873)		$385,247,426

Short Sales (12.54)%
(Proceeds: $48,666,908)		(48,442,596)

Call option written (0.27)%
(Premiums received: $2,166,457)		(1,037,250)

Put option written (0.02)%
(Premiums received: $1,202,217)		(80,350)

Cash and other assets, less liabilities 13.11%		50,637,742

Net Assets 100.00%		$386,324,972

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	13

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2015

	Number of
	Shares	Value
Short Sales (12.54)%
(percentage of net assets)
BANKS (5.55)%
Banks — Regional (5.00)%
Associated Banc-Corp	(125,000)	$(2,343,750)
Capital Bank Financial Corp.	(50,000)	(1,599,000)
Cathay General Bancorp	(150,000)	(4,699,500)
City Holding Co.	(25,000)	(1,141,000)
Cullen/Frost Bankers, Inc.	(45,000)	(2,700,000)
Investors Bancorp, Inc.	(200,000)	(2,488,000)
People’s United Financial, Inc.	(250,000)	(4,037,500)
WesBanco, Inc.	(9,630)	(289,093)
		(19,297,843)
Diversified Banks (0.55)%
US Bancorp	(50,000)	(2,133,500)
Total Banks (Proceeds: $21,737,188)		(21,431,343)

DIVERSIFIED FINANCIALS (4.16)%

Asset Management & Custody Banks (1.07)%
Bank of NY Mellon Corp.	(100,000)	(4,122,000)

Investment Banking & Brokerage (0.15)%
Charles Schwab Corp.[b]	(17,530)	(577,263)

Multi-line Insurance (1.08)%
Marsh & McLennan Cos, Inc.	(75,000)	(4,158,750)

Specialized Finance (1.86)%
Moody’s Corp.[b]	(50,000)	(5,017,000)
Nasdaq, Inc.	(37,500)	(2,181,375)
		(7,198,375)
Total Diversified Financials (Proceeds: $16,095,938)		(16,056,388)

FINANCIAL SERVICES (0.41)%

Real Estate Services (0.41)%
RE/MAX Holdings, Inc.	(42,050)	(1,568,465)
Total Financial Services
(Proceeds: $1,589,057)		(1,568,465)

INFORMATION TECHNOLOGY (1.19)%

Application Software (0.73)%
Fair Isaac Corp.	(30,000)	(2,825,400)

Internet Software & Services (0.46)%
First American Financial Corp.	(50,000)	(1,795,000)
Total Information Technology
(Proceeds: $4,511,992)		(4,620,400)

THRIFTS & MORTGAGE FINANCE (1.23)%
Thrifts & Mortgage Finance (1.23)%
Washington Federal, Inc.	(200,000)	(4,766,000)
Total Thrifts & Mortgage Finance
(Proceeds: $4,732,733)		(4,766,000)
Total Short Sales (Proceeds: $48,666,908)		(48,442,596)

	Number of
	Contracts
Call Option Written (0.27)%
(percentage of net assets)
BANKS (0.09)%
Banks — Regional (0.04)%
Fifth Third Bancorp, Calls
@ 22 due Jan 2016	(500)	(500)
First Horizon National Corp., Calls
@ 15 due Feb 2016	(500)	(12,500)
@ 16 due Feb 2016	(1,000)	(10,000)
@ 15 due May 2016	(500)	(27,500)
Synovus Financial Corp., Calls
@ 35 due May 2016	(250)	(20,000)
@ 36 due May 2016	(500)	(27,500)
Webster Financial Corp., Calls
@ 40 due Apr 2016	(500)	(42,500)
		(140,500)
Diversified Banks (0.05)%
Bank of America Corp., Calls
@ 16 due Jan 2016	(750)	(70,500)
@ 17 due Jan 2016	(500)	(13,000)
@ 18 due Jan 2016	(1,000)	(5,000)
@ 19 due Jan 2016	(1,000)	(1,000)
@ 16 due Feb 2016	(750)	(89,250)
@ 19 due May 2016	(500)	(18,500)
		(197,250)
Total Banks (Premiums received: $628,589)		(337,750)

DIVERSIFIED FINANCIALS (0.15)%

Asset Management & Custody Banks (0.02)%
American Capital, Ltd., Calls
@ 15 due May 2016	(1,000)	(64,000)

Consumer Finance (0.04)%
Discover Financial Services, Calls
@ 55 due Jan 2016	(500)	(17,500)
@ 57.5 due Jan 2016	(250)	(750)
@ 60 due Jan 2016	(250)	(250)
@ 57.5 due Feb 2016	(750)	(36,000)
@ 60 due Apr 2016	(250)	(11,250)
@ 60 due Jul 2016	(1,000)	(110,000)
		(175,750)
Investment Banking & Brokerage (0.07)%
E*TRADE Financial Corp., Calls
@ 26 due Jan 2016	(500)	(177,500)
@ 30 due Apr 2016	(250)	(45,750)
@ 35 due Apr 2016	(750)	(27,750)
Morgan Stanley, Calls
@ 35 due Jan 2016	(2,000)	(4,000)
Stifel Financial Corp., Calls
@ 50 due Apr 2016	(500)	(17,500)
		(272,500)

14	BURNHAM FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Burnham Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2015

	Number of
	Contracts	Value
Multi-line Insurance (0.01)%
Hartford Financial Services Group, Inc.,
Calls
@ 50 due Jan 2016	(500)	$(2,500)
@ 47 due Mar 2016	(500)	(24,500)
@ 49 due Mar 2016	(500)	(10,000)
		(37,000)
Other Diversified Financial Services (0.01)%
Citigroup, Inc., Calls
@ 55 due Feb 2016	(500)	(27,500)
@ 57.5 due Mar 2016	(500)	(18,500)
Voya Financial, Inc., Calls
@ 44 due Feb 2016	(1,000)	—
@ 46 due May 2016	(1,000)	—
		(46,000)
Total Diversified Financials
(Premiums received: $1,369,388)		(595,250)
INFORMATION TECHNOLOGY (0.03)%
Data Processing & Outsourced Services (0.03)%
PayPal Holdings, Inc., Calls
@ 35 due Jan 2016	(250)	(43,750)
@ 40 due Jan 2016	(250)	(1,500)
@ 40 due Apr 2016	(500)	(59,000)
Total Information Technology
(Premiums received: $168,480)		(104,250)
Total Call Option Written
(Premiums received: $2,166,457)		(1,037,250)
Put Option Written (0.02)%
(percentage of net assets)
BANKS (0.01)%
Banks — Regional (0.01)%
Fifth Third Bancorp, Puts
@ 17 due Jan 2016	(1,000)	—
SunTrust Banks, Inc., Puts
@ 36 due Jan 2016	(750)	(1,500)
@ 41 due Jan 2016	(750)	(17,250)
		(18,750)
Diversified Banks (0.00)%[c]
Bank of America Corp., Puts
@ 14 due Jan 2016	(500)	(1,000)
Total Banks (Premiums received: $324,863)		(19,750)
DIVERSIFIED FINANCIALS (0.01)%
Investment Banking & Brokerage (0.00)%[c]
Charles Schwab Corp., Puts
@ 27 due Jan 2016	(175)	—
Goldman Sachs Group, Inc., Puts
@ 160 due Jan 2016	(200)	(4,000)
Morgan Stanley, Puts
@ 30 due Jan 2016	(1,000)	(15,000)
		(19,000)
Life & Health Insurance (0.00)%[c]
Lincoln National Corp., Puts
@ 45 due Jan 2016	(750)	(4,500)
Prudential Financial, Inc., Puts
@ 65 due Jan 2016	(500)	(3,500)
@ 67.5 due Jan 2016	(500)	—
		(8,000)
Multi-line Insurance (0.00)%[c]
American International Group, Inc., Puts
@ 52.5 due Jan 2016	(500)	(3,500)
Specialized Finance (0.01)%
Moody’s Corp., Puts
@ 85 due May 2016	(150)	(21,600)
@ 90 due Feb 2016	(100)	(8,500)
		(30,100)
Total Diversified Financials
(Premiums received: $796,376)		(60,600)
INFORMATION TECHNOLOGY (0.00)%[c]
Data Processing & Outsourced Services (0.00)%[c]
PayPal Holdings, Inc., Puts
@ 30 due Jan 2016	(500)	—
		—
Total Information Technology
(Premiums received: $80,978)		—
Total Put Option Written
(Premiums received: $1,202,217)		(80,350)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2015, based on securities owned was $361,564,830.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2015 was $33,367,624 and $(9,685,028), respectively, and net unrealized appreciation was $23,682,596.

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $56,125,732. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

[c]	Rounds to less than 0.005%.

See Notes to Financial Statements	BURNHAM FINANCIAL LONG/SHORT FUND	15

Statements of Assets and Liabilities As of December 31, 2015

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$62,282,281	$201,452,049	$361,099,873
Investments at cost of affiliated securities[10,14]	—	5,622,495	—
Total investments at cost	62,282,281	207,074,544	361,099,873
Net unrealized appreciation on unaffiliated investments	60,179,358	35,673,549	24,147,553
Total investments at value	122,461,639	242,748,093	385,247,426
Cash	—	4,158,683	152,244
Cash on deposit for securities sold short	—	—	31,992,665
Dividends and interest receivable	10,765	99,540	238,158
Receivable for capital stock sold	3,075	8,503,488	9,298,165
Receivable for investments sold	—	—	17,090,597
Other receivables	—	270	1,408
Prepaid expenses	18,731	31,015	37,703
Total assets	122,494,210	255,541,089	444,058,366

Liabilities:
Payable for dividend declared on short sales	—	—	14,965
Payable for fund shares redeemed	170,902	254,716	840,743
Payable for investments purchased	—	3,229,492	6,927,500
Short sales at value*	—	—	48,442,596
Options written at value**[7,15]	382,500	47,500	1,117,600
Payable for auditing and legal fees	42,137	42,137	48,564
Payable for administration fees[2]	15,829	24,579	37,049
Payable for investment advisory fees[3]	32,124	78,024	179,850
Payable for distribution fees and service fees[4]	33,930	62,919	97,565
Payable for printing fees	4,204	4,204	1,191
Payable for transfer agent fees	15,854	6,789	—
Accrued expenses and other payables	14,229	18,607	25,771
Total liabilities	711,709	3,768,967	57,733,394
Net assets	$121,782,501	$251,772,122	$386,324,972

Analysis of Net Assets:[8]
By source:
Par value	$351,743	$784,892	$2,308,977
Capital paid-in	58,762,105	215,177,158	356,656,627
Accumulated undistributed net investment (loss)	(1,245,370)	—	—
Accumulated net realized gain on investments	3,767,355	115,806	736,429
Net unrealized appreciation on investments, written options and short sales	60,146,668	35,694,266	26,622,939
Net assets	$121,782,501	$251,772,122	$386,324,972

By share class:
Net assets:
Class A	$110,275,194	$224,755,383	$319,796,378
Class C	$11,507,307	$27,016,739	$25,159,834
Class I	$—	$—	$41,368,760
NAV (par value $0.10 per share)
Class A5	$34.90	$32.31	$16.80
Class C	$32.19	$30.25	$15.80
Class I	$—	$—	$16.84
Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	3,159,924	6,955,801	19,040,999
Class C	357,507	893,117	1,592,006
Class I	—	—	2,456,769

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Long/Short Fund $48,666,908.
**	The Payables for options written include premiums received for the following amounts: Burnham Fund $349,809, Burnham Financial Services Fund $68,217 and Burnham Financial Long/Short Fund $3,368,674.

16	ASSETS AND LIABILITIES	See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2015

			Burnham
		Burnham	Financial
	Burnham	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$444	$477	$510
Dividends	2,215,491	2,032,086	2,837,350
Miscellaneous Income	—	—	900
Total income	2,215,935	2,032,563	2,838,760

Expenses:
Investment advisory fees[3]	802,141	884,196	1,387,796
Performance adjustment	—	—	(5,636)
Administration fees[2]	200,535	176,839	230,249
Interest expense on securities sold short	—	—	78,231
Dividend expense on securities sold short	—	—	526,273
Service fees (Class C)[4]	33,147	40,096	37,543
Distribution fees (Class A)[4]	301,078	254,636	392,752
Distribution fees (Class C)[4]	99,442	120,288	112,628
Transfer agent fees	84,235	128,672	127,551
Audit and legal fees	145,800	145,800	154,800
Reports to shareholders	32,000	32,000	32,000
Trustees’ fees and insurance expenses	101,084	100,850	100,853
Custodian fees	17,136	17,477	46,122
Registration fees and expenses	27,754	37,453	47,418
Fund accounting expenses	82,549	72,915	90,158
Miscellaneous expenses	17,756	12,028	16,326
Total expenses before reimbursement	1,944,657	2,023,250	3,375,064
Net contractual recoupment by adviser[6]	—	111,228	156,780
Net expenses	1,944,657	2,134,478	3,531,844
Net investment income (loss)	$271,278	$(101,915)	$(693,084)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	10,014,927	7,865,911	6,917,542
Realized gain/(loss) on written options	106,031	(29,626)	1,378,203
Realized gain on short sales	—	—	859,189
Net realized gain from securities, written options and short sales transactions	10,120,958	7,836,285	9,154,934

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	(7,727,232)	15,281,312	6,553,884
Net unrealized appreciation/(depreciation) on written options	(32,691)	20,717	2,117,546
Net unrealized appreciation on short sales transactions	—	—	1,565,192
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	(7,759,923)	15,302,029	10,236,622
Net realized and unrealized gain on investments, written options and short sales transactions	2,361,035	23,138,314	19,391,556
Net increase in net assets resulting from operations	$2,632,313	$23,036,399	$18,698,472

See Notes to Financial Statements	OPERATIONS	17

Statements of Changes in Net Assets

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014	2015	2014
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$271,278	$252,075	$(101,915)	$(749,808)	$ (693,084)	$(752,104)
Net realized gain from transactions	10,120,958	7,210,271	7,836,285	3,998,008	9,154,934	4,607,680
Unrealized appreciation/(depreciation)	(7,759,923)	3,592,970	15,302,029	5,646,370	10,236,622	4,662,122
Net increase in net assets resulting from operations	2,632,313	11,055,316	23,036,399	8,894,570	18,698,472	8,517,698

Distributions to shareholders:
From net investment income:
Class A shares	—	(449,325)	—	—	—	—
Total distributions from net investment income	—	(449,325)	—	—	—	—

From realized gains from securities transactions:
Class A shares	(10,019,812)	(6,083,266)	(6,863,622)	(2,004,966)	(6,531,044)	(2,876,447)
Class C shares	(1,136,057)	(806,083)	(940,797)	(330,737)	(558,469)	(463,893)
Class I shares	—	—	—	—	(759,532)	—
Total distributions from realized gains	(11,155,869)	(6,889,349)	(7,804,419)	(2,335,703)	(7,849,045)	(3,340,340)
Total distributions to shareholders	(11,155,869)	(7,338,674)	(7,804,419)	(2,335,703)	(7,849,045)	(3,340,340)
Increase/(decrease) in net assets derived from capital share transactions	(9,326,011)	(27,375,630)	147,622,696	(2,118,717)	294,262,870	(462,123)
Redemption fees[13]	132	325	11,095	1,765	54,640	1,283
Increase/(decrease) in net assets for the period	(17,849,435)	(23,658,663)	162,865,771	4,441,915	305,166,937	4,716,518

Net assets:
Beginning of year	139,631,936	163,290,599	88,906,351	84,464,436	81,158,035	76,441,517
End of year	$121,782,501	$139,631,936	$251,772,122	$88,906,351	$386,324,972	$81,158,035
Undistributed net investment loss, end of year	$(1,245,370)	$(1,114,885)	$—	$—	$—	$—

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

			Burnham Financial		Burnham Financial
	Burnham Fund		Services Fund		Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014	2015	2014
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$3,339,205	$2,638,781	$148,154,159	$17,583,223	$285,515,536	$22,735,776
Net asset value of shares issued to shareholders in reinvestment of dividends	9,112,103	5,898,204	6,151,724	1,692,589	5,606,589	2,610,373
Cost of shares redeemed	(18,736,162)	(33,222,735)	(19,422,848)	(25,619,011)	(50,931,286)	(27,325,587)
Net increase/(decrease)	$(6,284,854)	$(24,685,750)	$134,883,035	$(6,343,199)	$240,190,839	$(1,979,438)

Class C
Net proceeds from sale of shares	$464,602	$924,199	$13,466,803	$4,739,103	$14,484,205	$1,930,408
Net asset value of shares issued to shareholders in reinvestment of dividends	1,073,204	772,184	874,992	304,315	507,543	435,605
Cost of shares redeemed	(4,578,963)	(4,386,263)	(1,602,134)	(818,936)	(1,820,670)	(848,698)
Net increase/(decrease)	$(3,041,157)	$(2,689,880)	$12,739,661	$4,224,482	$13,171,078	$1,517,315

Class I
Net proceeds from sale of shares	$—	$—	$—	$—	$41,241,746	$—
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	759,530	—
Cost of shares redeemed	—	—	—	—	(1,100,323)	—
Net increase	$—	$—	$—	$—	$40,900,953	$—
Net increase/(decrease) in net assets derived from capital shares transactions	$(9,326,011)	$(27,375,630)	$147,622,696	$(2,118,717)	$294,262,870	$(462,123)

Share Transactions
Class A
Shares sold	85,385	70,705	4,664,352	662,127	17,145,767	1,568,613
Shares issued for reinvestments	252,273	157,243	189,225	61,549	327,297	176,735
Shares redeemed	(477,692)	(885,682)	(650,034)	(967,126)	(3,159,865)	(1,904,660)
Net increase/(decrease)	(140,034)	(657,734)	4,203,543	(243,450)	14,313,199	(159,312)

Class C
Shares sold	12,635	26,233	458,677	187,272	930,787	139,260
Shares issued for reinvestments	32,199	21,994	28,735	11,700	31,466	31,048
Shares redeemed	(124,935)	(124,560)	(56,321)	(32,088)	(119,504)	(61,611)
Net increase/(decrease)	(80,101)	(76,333)	431,091	166,884	842,749	108,697

Class I
Shares sold	—	—	—	—	2,477,036	—
Shares issued for reinvestments	—	—	—	—	44,262	—
Shares redeemed	—	—	—	—	(64,529)	—
Net increase	—	—	—	—	2,456,769	—

See Notes to Financial Statements	CHANGES IN NET ASSETS	19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations					Less distributions
								Distributions
				Net realized				from capital
	Net asset	Net		and unrealized		Dividends		gains (from
	value,	investment		gain (loss)	Total from	from net	Distributions	securities
	beginning	income		on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]		and options[7]	operations	income	of capital	transactions)	distributions
Burnham Fund
CLASS A SHARES[b]
12/31/2015	$37.64	$0.11		$0.58	$0.69	$—	$—	$(3.43)	$(3.43)
12/31/2014	36.76	0.10		2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19		7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29		3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10		1.40	1.50	—	—	(1.20)	(1.20)

CLASS C SHARES
12/31/2015	$35.23	$(0.17)		$0.56	$0.39	$—	$—	$(3.43)	$(3.43)
12/31/2014	34.65	(0.18)		2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)		7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05		3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)		1.34	1.24	—	—	(1.20)	(1.20)

Burnham Financial Services Fund
CLASS A SHARES[d]
12/31/2015	$27.88	$—		$5.70	$5.70	$—	$—	$(1.27)	$(1.27)
12/31/2014	25.77	(0.21)		3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)		6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)		3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)		(1.72)	(1.78)	(0.01)	—	—	(0.01)

CLASS C SHARES
12/31/2015	$26.36	$(0.21)		$5.37	$5.16	$—	$—	$(1.27)	$(1.27)
12/31/2014	24.59	(0.39)		2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)		6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)		3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)		(1.67)	(1.85)	—	—	—	—

Burnham Financial Long/Short Fund
CLASS A SHARES
12/31/2015	$14.92	$(0.07)		$2.33	$2.26	$—	$—	$(0.39)	$(0.39)
12/31/2014	13.90	(0.14)		1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00	)c	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)		2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)		(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)

CLASS C SHARES
12/31/2015	$14.17	$(0.17)		$2.19	$2.02	$—	$—	$(0.39)	$(0.39)
12/31/2014	13.32	(0.23)		1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)		2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)		2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)		(1.68)	(1.87)	—	—	(0.66)	(0.66)

CLASS I SHARES
For the period from 8/20/2015[k] through 12/31/2015	$16.39	$—		$0.83	$0.83	$—	$—	$(0.39)	$(0.39)

a	Per share values have been calculated using the average share method.
b	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
c	Less than $0.01 per share.
d	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
e	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.85%, 1.80%, 1.75%, 1.59% and 1.74%, for 12/31/2015, through 12/31/2011, respectively.
f	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.74%, 1.85%, 1.89%, 2.10% and 1.95%, for 12/31/2015, through 12/31/2011, respectively.
g	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.01%), (0.45%), 0.51%, (0.02)% and (0.27)%, for 12/31/2015, through 12/31/2011, respectively.
h	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.55%, 2.50%, 2.45%, 2.27% and 2.44% for 12/31/2015, through 12/31/2011, respectively.

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
							Ratio of total
					Ratio of total		expenses
		Net asset		Net assets,	expenses after		before		Ratio of net	Portfolio
Redemption		value,	Total	end of period	reimbursement/		reimbursement/		investment	turnover
fees[a]		end of period	return %	(in $000’s)	recovery[6]		recovery[6]		income (loss)	rate %

$0.00	[c]	$34.90	1.52	$110,275	1.38		1.38		0.28	17
0.00	[c]	37.64	8.04	124,215	1.36		1.36		0.25	24
0.00	[c]	36.76	24.28	145,480	1.33		1.33		0.53	45
0.00	[c]	31.65	12.61	145,034	1.38		1.43		0.91	82
0.00	[c]	29.00	5.40	90,790	1.40		1.40		0.35	89

$0.00	[c]	$32.19	0.77	$11,507	2.13		2.13		(0.47)	17
0.00	[c]	35.23	7.25	15,417	2.11		2.11		(0.50)	24
0.00	[c]	34.65	23.32	17,810	2.08		2.08		(0.22)	45
0.00	[c]	30.16	11.77	13,542	2.13		2.18		0.16	82
0.00	[c]	27.84	4.64	1,618	2.14		2.14		(0.35)	89

$0.00	[c]	$32.31	20.43	$224,755	1.71		1.61		0.02	62
0.00	[c]	27.88	11.11	76,726	1.80		1.64		(0.79)	106
0.00	[c]	25.77	35.42	77,206	1.80		1.81		(0.56)	126
0.00	[c]	19.03	23.41	46,157	1.70		2.24		(0.35)	168
0.00	[c]	15.42	(10.34)	37,801	1.80		1.90		(0.39)	129

$0.00	[c]	$30.25	19.55	$27,017	2.46		2.36		(0.73)	62
0.00	[c]	26.36	10.26	12,180	2.55		2.39		(1.54)	106
0.00	[c]	24.59	34.37	7,258	2.55		2.56		(1.31)	126
0.00	[c]	18.30	22.49	3,895	2.43		2.99		(1.08)	168
0.00	[c]	14.94	(11.02)	2,199	2.55		2.63		(1.15)	129

$0.01		$16.80	15.10	$319,796	2.24	[e]	2.14	[f]	(0.40)[g]	72
0.00	[c]	14.92	12.08	70,544	2.30	[e]	2.35	[f]	(0.95)[g]	131
0.00	[c]	13.90	23.52	67,912	2.27	[e]	2.41	[f]	(0.02)[g]	172
0.00	[c]	11.40	25.38	50,459	2.18	[e]	2.69	[f]	(0.61)[g]	204
0.00	[c]	9.39	(15.26)	54,851	2.63	[e]	2.75	[f]	(1.08)[g]	148

$0.00	[c]	$15.80	14.21	$25,160	2.94	[h]	2.84	[i]	(1.10)[j]	72
0.00	[c]	14.17	11.33	10,614	3.00	[h]	3.05	[i]	(1.65)[j]	131
0.00	[c]	13.32	22.62	8,529	2.97	[h]	3.11	[i]	(0.72)[j]	172
0.00	[c]	11.01	24.54	7,140	2.86	[h]	3.39	[i]	(1.29)[j]	204
0.00	[c]	9.14	(15.85)	6,504	3.33	[h]	3.46	[i]	(1.77)[j]	148

$0.01		$16.84	5.03 [l]	$41,369	1.84	[m,n]	1.84	[m,o]	0.00 [m,p]	72	[q]

i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.44%, 2.55%, 2.59%, 2.80% and 2.65%, for 12/31/2015, through 12/31/2011, respectively.
j	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.71%), (1.15%), (0.19)%, (0.70)% and (0.94)%, for 12/31/2015, through 12/31/2011, respectively.
k	Commencement of operations.
l	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
m	Annualized.
n	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.44% for 12/31/2015.
o	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.44% for 12/31/2015.
p	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.40%) for 12/31/2015.
q	Not Annualized.

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

Organization

Burnham Asset Management Corp. (‘‘Management’’ or the ‘‘Adviser’’) was founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share the adviser’s fundamental philosophy of prudent investment and risk management.

Burnham Investors Trust is registered under the Investment Company Act of 1940 as a diversified, open-ended management company. The Burnham Fund seeks capital appreciation, mainly long term. The Burnham Financial Services Fund and Burnham Financial Long/Short Fund seek capital appreciation. Class I shares commenced investment operations on August 20, 2015 in the Burnham Financial Long/Short Fund.

1. Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (‘‘NOCP’’) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the year ended December 31, 2015, the Burnham Financial Long/Short Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, US government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the year ended December 31, 2015, only the Burnham Financial Long/Short Fund engaged in short sales.

22	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income on an accrual basis. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the funds’ understanding of the applicable country’s tax rules and rates.

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of December 31, 2015 no securities were out on loan.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires Management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Adviser Fees

Burnham Asset Management Corporation serves as the adviser to the funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The performance adjustment for Burnham Financial Long/Short was ($5,636) which resulted in a net adviser fee for $1,382,160.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the ‘‘Distributor’’) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Long/Short Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Long/Short Fund	0.25%

For the year ended December 31, 2015, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A
	Sales
	Commission/	Class A	Class C	Broker
	CDSC	CDSC	CDSC	Commissions
Burnham Fund	$2,293	$—	$142	$18,390
Burnham Financial
Services Fund	$13,349	$—	$4,624	$1,943
Burnham Financial
Long/Short Fund	$11,790	$—	$4,490	$14,327

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $36.74, $34.01 and $17.68 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Long/Short Fund share class by limiting ‘‘other expenses’’ to 0.65%. The Agreement will terminate on April 30, 2016 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations in effect at the times the fees were waived or reimbursed. In accordance with the Agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees of Burnham Investors Trust. For the year ended December 31, 2015, the dividend expense and interest expense for securities sold short was $526,273 and $78,231, respectively, for Burnham Financial Long/Short Fund. For the year ended December 31, 2015, there were no extraordinary expenses allocated to the funds. The Agreement is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the Agreement, the investment advisory Agreement between the Trust, on behalf of the fund, and the adviser (the ‘‘Advisory Agreement’’) is terminated, or the Agreement is otherwise terminated with the consent of the fund. The Agreement may only be terminated during its term with approval of the Board.

For the year ended December 31, 2015, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to
	2015	Recoupment until 12/31:
	Recoupment	2016	2017	2018	Total
Burnham Financial Services Fund	$111,228	$—	$—	$—	$—
Burnham Financial Long/Short Fund	$156,780	$93,705	$38,330	$—	$132,035

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2015, were as follows:

	Purchases	Sales
Burnham Fund	$21,648,910	$(41,599,753)
Burnham Financial Services Fund	$187,791,308	$(73,193,033)
Burnham Financial Long/Short Fund	$385,327,175	$(110,029,971)

Written option activity for the funds was as follows:

Burnham Fund

	Number
	of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2014	—	$—
Call Option Written	160	550,023
Call Option Closed	(60)	(200,214)
Call Option Outstanding at December 31, 2015	100	$349,809

Burnham Financial Services Fund

	Number
	of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2014	—	$—
Call Option Written	750	68,217
Call Option Closed	—	—
Call Option Outstanding at December 31, 2015	750	$68,217

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Burnham Financial Long/Short Fund

	Number
	of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2014	500	$74,253
Put Option Outstanding at December 31, 2014	1,250	284,475
Call Option Written	25,000	2,614,590
Put Option Written	20,560	3,247,891
Call Option Expired	(500)	(74,253)
Put Option Expired	(1,050)	(161,696)
Call Option Closed	(3,250)	(448,133)
Put Option Closed	(12,385)	(2,000,971)
Call Option Exercised	—	—
Put Option Exercised	(1,000)	(167,482)
Call Option Outstanding at December 31, 2015	21,750	$2,166,457
Put Option Outstanding at December 31, 2015	7,375	$1,202,217

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 - 2014), or expected to be taken in the Funds’ 2015 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2015 and 2014 are as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2015	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$62,876	$1,340,196	$1,089,361
Long-Term Capital Gain	11,092,993	6,464,223	6,759,684
	$11,155,869	$7,804,419	$7,849,045

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
2014	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$678,746	$872,121	$2,088,417
Long-Term Capital Gain	6,659,928	1,463,582	1,251,923
	$7,338,674	$2,335,703	$3,340,340

As of December 31, 2015, the components of distributable earning on a tax basis were as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$10,790	$812,032
Undistributed Long-Term Capital Gains	1,340,112	448,970	601,580
Accumulated Capital and Other Losses	(1,245,370)	—	—
Unrealized Appreciation on Investments	62,606,602	35,329,595	23,682,596
Unrealized Appreciation (Depreciation) on short securities and options written	(32,691)	20,717	2,475,386
Other accumulated losses	—	—	(212,226)
Total Accumulated Earnings	$62,668,653	$35,810,072	$27,359,368

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015 the Burnham Fund, Financial Services Fund, and Financial Long/Short Fund have no capital loss carryforwards.

At December 31, 2015, Burnham Fund, Financial Services Fund and Financial Long/Short Fund have no Deferred Post-October losses.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2015, the permanent book and tax basis differences were as follows:

		Burnham	Burnham
		Financial	Financial
	Burnham	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$(401,763)	$101,915	$693,084
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$546,330	$(98,336)	$(693,084)
Increase/(Decrease) to Paid-In Capital	$(144,567)	$(3,579)	$—

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the year ended December 31, 2015, Burnham Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/14	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	12/31/15	Income
First Bancshares, Inc.	$—	$5,334,068	$—	$—	$248,353	$5,582,421	$—
Peregrine Holdings LLC	$292,006	$—	$—	$(3,579)	$—	$288,427	$—
Totals	$292,006	$5,334,068	$—	$(3,579)	$248,353	$5,870,848	$—

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At December 31, 2015, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the ‘‘1933 Act’’). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to ‘‘qualified institutional buyers’’ under Rule 144A of the 1933 Act.

	Description,
	Date of
	Purchase,
Fund	% of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.11%	275,000	$288,427	$288,427

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

• Bank viability/liquidity

• Change in income conditions and interest rates

• Financial companies may fall out of favor

• Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of December 31, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2015	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$24,310,000	$—	$—	$24,310,000
Consumer Staples	9,982,600	—	—	9,982,600
Energy	7,535,991	—	—	7,535,991
Financial Services	15,810,700	—	—	15,810,700
Health Care	20,629,490	—	—	20,629,490
Industrials	934,500	—	—	934,500
Information Technology	36,275,715	—	—	36,275,715
Telecommunications Services	2,311,000	—	—	2,311,000
Short-Term Instruments:	—	4,671,643	—	4,671,643
Total	$117,789,996	$4,671,643	$—	$122,461,639
Liabilities
Written Options	(4,000)	(378,500)	—	(382,500)
Total	$(4,000)	$(378,500)	$—	$(382,500)

Burnham Financial Services Fund
Assets
Common Stock:
Banks	$176,736,831	$—	$—	$176,736,831
Diversified Financials	24,154,223	—	288,427	24,442,650
Financial Services	1,326,696	—	—	1,326,696
Industrials	2,827,590	—	—	2,827,590
Thrifts & Mortgage Finance	24,465,526	—	—	24,465,526

Warrants:
Banks	1,948,800	—	—	1,948,800
Short-Term Instruments:	—	11,000,000	—	11,000,000
Total	$231,459,666	$11,000,000	$288,427	$242,748,093
Liabilities
Written Options	—	(47,500)	—	(47,500)
Total	$—	$(47,500)	$—	$(47,500)

Burnham Financial Long/Short Fund
Assets
Common Stock:
Banks	$213,052,251	$—	$—	$213,052,251
Diversified Financials	94,562,918	—	—	94,562,918
Financial Services	8,724,000	—	—	8,724,000
Industrials	856,498	—	—	856,498
Information Technology	14,225,000	—	—	14,225,000
Thrifts & Mortgage Finance	36,150,939	—	—	36,150,939

Warrants:
Banks	1,948,800	—	—	1,948,800
Options - Long	839,750	300,125	—	1,139,875
Short-Term Instruments	—	14,587,145	—	14,587,145
Total	$370,360,156	$14,887,270	$—	$385,247,426
Liabilities
Short Sales	(48,442,596)	—	—	(48,442,596)
Written Options	(459,250)	(658,350)	—	(1,117,600)
Total	$(48,901,846)	$(658,350)	$—	$(49,560,196)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the year ended December 31, 2015:

Level 3
Burnham Financial Services Fund	Assets
Common Stock:
Balance, January 1, 2015	$292,006
Sale	—
Realized (loss)	(3,579)
Change in Unrealized Appreciation	—
Balance, December 31, 2015	$288,427

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement. It is the funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The Fund’s investments that are categorized as Level 3 were valued utilizing third-party pricing information without adjustment. Such valuations are based on unobservable inputs.

15. Disclosures about Derivative Instruments and Hedging Activities

The funds may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The funds may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. Each fund expects that its primary investments in derivatives will be in options. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01(‘‘ASU 2013-1’’) Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

Accounting Standards Update No. 2011-11 ‘‘Disclosures about Offsetting Assets and Liabilities’’ (‘‘ASU 2011-11’’) requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, Accounting Standards Update No. 2013-1 ‘‘Clarifying the Scope of Offsetting Assets and Liabilities’’ specifies exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each fund’s Portfolio of Investments under the heading ‘‘Offsetting Assets and Liabilities.’’ For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to master netting arrangements (‘‘MNAs’’) or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency) for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2015:

Fair Value of Derivative Instruments

As of December 31, 2015

Liability Derivatives

	Derivatives not	Statements
	accounted for as	of Assets &
	hedging instruments	Liabilities
Fund	under ASC 815	Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$382,500
Burnham Financial Services Fund	Equity Contracts	Options written, at value	47,500
Burnham Financial Long/Short Fund	Equity Contracts	Options written, at value	1,117,600
	Equity Contracts	Put Options purchased, at value	1,139,875

28	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Statements of Operations For the year Ended December 31, 2015

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
Burnham Fund	Equity Contracts	Realized gain/(loss) on written options Net unrealized appreciation/ (depreciation) on written options	$106,031	$(32,691)

Burnham Financial Services Fund	Equity Contracts	Realized gain/(loss) on written options Net unrealized appreciation/ (depreciation) on written options	$(29,626)	$20,717

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$(197,200)

Burnham Financial Long/Short Fund	Equity Contracts	Realized gain on investments	$57,505

		Realized gain/(loss) on written options	$1,378,203

		Net unrealized appreciation/ (depreciation) on investments		$(251,722)

		Net unrealized appreciation/ (depreciation) on written options		$2,117,546

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$(197,200)

The derivative instruments outstanding as of the year ended December 31, 2015 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2015 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

The quarterly average volumes of derivative instruments as of December 31, 2015 are as follows:

			Number of	Notional
Fund	Derivative Instrument		Contracts	Value
Burnham Fund	Equity Contracts	Call Option Written	(36)	$(124,860)
Burnham Financial Services Fund	Equity Contracts	Call Option Written	(150)	(9,500)
Burnham Financial Long/Short Fund	Equity Contracts	Put Option Long	16,945	644,165
		Call Option Written	(7,300)	(406,450)
		Put Option Written	(4,602)	(572,020)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2015 to December 31, 2015.

16. Subsequent Events

Effective as of the close of business on February 12, 2016, Foreside Fund Services, LLC replaced Burnham Securities, Inc. as the Trust’s principal underwriter.

NOTES TO FINANCIAL STATEMENTS	29

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Long/Short Fund (the ‘‘funds’’), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 to December 31, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
			Expenses Paid			Expenses Paid
	Beginning	Ending	During	Beginning	Ending	During
	Account	Account	Period*	Account	Account	Period*
	Value	Value	7/1/2015-	Value	Value	7/1/2015 -	Expense
	7/1/2015	12/31//2015	12/31/2015	7/1/2015	12/31/2015	12/31/2015	Ratio*
Burnham Fund
Class A	$1,000	$950	$7.07	$1,000	$1,018	$7.32	1.44%
Class C	1,000	946	10.76	1,000	1,014	11.14	2.19%
Burnham Financial Services Fund
Class A	$1,000	$1,121	$8.84	$1,000	$1,017	$8.41	1.65%
Class C	1,000	1,117	12.79	1,000	1,013	12.16	2.40%
Burnham Financial Long/Short Fund
Class A	$1,000	$1,070	$11.29	$1,000	$1,014	$10.98	2.16%
Class C	1,000	1,066	14.70	1,000	1,011	14.31	2.82%
Class I	1,000	1,000	9.26	1,000	1,016	9.33	1.84%

*	Expenses are equal to each fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

30	OTHER INFORMATION

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information (Unaudited)

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, designate income dividends of 100%, 100% and 100% as qualified dividend income paid during the fiscal year ended December 31, 2015.

Of the ordinary income (including short-term capital gain) distributions made by the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100%, 100% and 100% for the fiscal year ended December 31, 2015.

For Federal income tax purposes, the Burnham Fund, Financial Services Fund and Financial Long/Short Fund, respectively, designate long-term capital gain dividends of $11,092,993, $6,464,223 and $6,759,684 for the year ended December 31, 2015.

OTHER INFORMATION	31

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the

Burnham Investors Trust

We have audited the accompanying statements of assets and liabilities of Burnham Investors Trust (comprising the Burnham Fund, Burnham Financial Services Fund, and Burnham Financial Long/Short Fund, the ‘‘Funds’’), including the schedules of Portfolio Holdings, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian, brokers, and other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2016

32	AUDITOR OPINION

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INDEPENDENT TRUSTEES

	Position Held	Term of Office	Principal Occupation	Other Directorships Held by
Name and Age	with the Funds	and Time Served	during the Past 5 Years	Trustee during the Past 5 Years

Peter Borish	Trustee	Since 2015	President, Computer Trading	None.
(1959)			Corporation (financial consulting
firm), since 1995.

William F. Connell	Trustee	Since 2012	Founding Partner, Connell &	Director, Sumitomo Trust and
(1944)			Andersen LLP, since 1987 (law firm;	Banking Co. (USA) Ltd.,
			formerly, Connell & Taylor LLP	1989–2007.
(1987–1997) and Connell &
Wiener LLP (1997–2012)).

Margaret M. Eisen	Lead	Since 2013	Chief Investment Officer, EAM	Board of Trustees, Columbia
(1953)	Independent		International LLC (finance and asset	Acorn Trust and Wagner
	Trustee		management), 2003-2013; and	Advisors Trust, 2002–Present;
			Managing Director, CFA Institute,	Principal Transactions
			2005–2008.	Committee of Board of
Directors, One William Street,
2008–Present; Board of
Directors, Audit and
Compensation Committees,
Agenus Corporation,
2003–2009.

Robert Sabelhaus	Trustee	Since 2015	Retired since 2008. Formerly, Senior	None.
(1948)			Executive Vice President,
Legg Mason Inc.

INTERESTED TRUSTEE

Jon M. Burnham	Chairman,	Since 1989	Chairman and Chief Executive	N/A
(1936)	President,		Officer of the Adviser since 1995;
	Chief Executive		Director of the Adviser since 1989;
	Officer and		and Director of Burnham Securities,
	Trustee		Inc. since 1989.

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Pat A. Colletti	Chief	Since 2012	Independent Consultant,	N/A
(1958)	Financial		2010–2012; and First Vice
	Officer,		President of the Adviser,
	Treasurer and		2004–2010.
Secretary

Ronald M. Geffen	Vice	Since 1990	Managing Director of the Adviser	N/A
(1952)	President		since 1990.

Debra B. Hyman	Executive	Since 1989	Vice President, Chief Compliance	N/A
(1961)	Vice President		Officer since 2014 and Vice
President of the Adviser since 1989.

Frank A. Passantino	First Vice	Since 1990	First Vice President of the Adviser	N/A
(1964)	President,		since 1990; and First Vice President
	Assistant		of Burnham Securities, Inc.
	Secretary and		since 1990.
	Anti-Money	Since 1999
Laundering
Compliance
Officer

Carolyn Mead	Chief	Since 2016	Since 2015, Compliance Director,	N/A
(1957)	Compliance		Vigilant Compliance, LLC; Corporate
	Officer		Counsel of SEI Investments Global
Funds Services, 2007–2014.

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

phone: (207)553-7110

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator	Legal Counsel
Burnham Asset Management Corporation	Drinker Biddle & Reath LLP
40 West 57th Street, 28th Floor	One Logan Square, Suite 2000
New York, NY 10019	Philadelphia, PA 19103

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian
UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Jon M. Burnham	Chairman
President and Chief Executive Officer	Jon M. Burnham

Pat A. Colletti	Trustees
Chief Financial Officer, Treasurer and Secretary	Peter Borish
William F. Connell
Debra B. Hyman	Margaret Eisen
Executive Vice President	Robert Sabelhaus

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Ronald M. Geffen
Vice President

Carolyn Mead
Chief Compliance Officer

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

As of the period ended December 31, 2015 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Margaret M. Eisen as the Registrant’s audit committee financial expert serving on the Registrant’s audit committee, and determined that Margaret M. Eisen is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $68,400 for 2015 and $67,500 for 2014.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $18,000 for 2015 and $18,000 for 2014. The services for each of the fiscal years ended December 31, 2015 and December 31, 2014 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2015 and $0 for 2014.

(e) (1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.

(e) (2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b) 0.00%

(c) 100%

(d) 0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2015 and $0 for 2014.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not applicable to this filing.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust

By (signature and title) *	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	March 3, 2016

By (signature and title)*	/s/ Pat Colletti
Pat Colletti
Chief Financial Officer (Principal Financial Officer)

Date	March 3, 2016